UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 28, 2020

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 28, 2020.

At the annual meeting, 491,398,313 shares were represented (91.9 percent of the 534,736,743 shares outstanding and entitled to vote). Three items were considered at the meeting and the results of the voting were as follows:

1.
Election of Directors: The nominees in the proxy statement were: Prama Bhatt, Gary C. Bhojwani, Terrell K. Crews, Stephen M. Lacy, Elsa A. Murano, Ph.D., Susan K. Nestegard, William A. Newlands, Dakota A. Pippins, Christopher J. Policinski, Jose Luis Prado, Sally J. Smith, James P. Snee, and Steven A. White. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Prama Bhatt	447,858,045	982,893	392,285	42,165,090
Gary C. Bhojwani	446,252,529	2,597,028	383,666	42,165,090
Terrell K. Crews	444,474,300	4,489,509	269,414	42,165,090
Stephen M. Lacy	446,111,321	2,845,927	275,975	42,165,090
Elsa A. Murano, Ph.D.	443,817,482	5,170,121	245,620	42,165,090
Susan K. Nestegard	446,301,835	2,694,211	237,177	42,165,090
William A. Newlands	417,164,453	31,829,039	239,731	42,165,090
Dakota A. Pippins	443,750,546	5,249,117	233,560	42,165,090
Christopher J. Policinski	445,949,616	2,877,802	405,805	42,165,090
Jose Luis Prado	448,106,318	748,708	378,197	42,165,090
Sally J. Smith	447,926,018	1,107,584	199,621	42,165,090
James P. Snee	442,653,192	4,700,647	1,879,384	42,165,090
Steven A. White	446,192,395	2,777,530	263,298	42,165,090

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 25, 2020:

For:	481,280,360
Against:	9,396,895
Abstain:	721,058

3.  Advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2020 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 18, 2019):

For:	439,852,360
Against:	8,212,440
Abstain:	1,168,423
Broker Non-Vote:	42,165,090

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 30, 2020	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer

Dated: January 30, 2020	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller

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